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                                                                    EXHIBIT (11)


                        CONSENT OF INDEPENDENT AUDITORS

The Managing General Partners
Van Kampen American Capital Exchange Fund

     We consent to the use of our report included herein.

                                          /s/  KPMG PEAT MARWICK LLP

Houston, Texas

April 18, 1997